Net Loss Per Share - Additional Informtion (Detail) - USD ($)	11 Months Ended
	Dec. 31, 2021	Jan. 31, 2021	Dec. 31, 2020
Rigetti Computing, Inc
Ordinary shares, issued	23,153,127	23,153,127
Class B Ordinary Shares
Ordinary shares, issued	8,625,000		8,625,000
Class B Ordinary Shares | Rigetti Computing, Inc
Ordinary shares, issued	0
SeriesC-1PreferredStock | Rigetti Computing, Inc
Preferred Stock, Value, Outstanding	$ 29,502,847
Preferred Stock Conversion Basis	eight-for-one ratio